UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2018

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 14, 2018, Laredo Petroleum, Inc. (the "Company") announced its financial and operating results for the quarter and year ended December 31, 2017. Copies of the Company's press release and Presentation (as defined below) are furnished as Exhibit 99.1 and 99.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The Company plans to host a teleconference and webcast on February 15, 2018 at 7:30 am Central Time to discuss these results. To access the call, please dial 1-877-930-8286 or 1-253-336-8309 for international callers, and use conference code 2795428. A replay of the call will be available through Thursday, February 22, 2018, by dialing 1-855-859-2056, and using conference code 2795428. The webcast may be accessed at the Company's website, www.laredopetro.com, under the tab "Investor Relations."

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto are deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 7.01. Regulation FD Disclosure.

On February 14, 2018, the Company furnished the press release described above in Item 2.02 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

On February 14, 2018, the Company also furnished a press release announcing that its board of directors has authorized a $200 million share repurchase program. The press release is available on the Company's website, www.laredopetro.com, and is attached hereto as Exhibit 99.2 and incorporated into this Item 7.01 by reference.

On February 14, 2018, the Company also posted to its website a Corporate Presentation (the "Presentation"). The Presentation is available on the Company's website, www.laredopetro.com, and is attached hereto as Exhibit 99.3 and incorporated into this Item 7.01 by reference.

All statements in the press releases, teleconference and the Presentation, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and actual results or developments may differ materially from those in the forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under Item 7.01 of this Current Report on Form 8-K and the exhibits attached hereto are deemed to be "furnished" and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description
99.1	Press release dated February 14, 2018 announcing financial and operating results.
99.2	Press release dated February 14, 2018 announcing share repurchase program.
99.3	Presentation dated February 14, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Dated: February 14, 2018	By:	/s/ Richard C. Buterbaugh
Richard C. Buterbaugh
Executive Vice President & Chief Financial Officer